UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2005

                              AmNet Mortgage, Inc.
             (Exact name of registrant as specified in its charter)

              Maryland                  1-13485               33-0741174
    (State or other jurisdiction      (Commission            (IRS Employer
          of incorporation)          File Number)         Identification No.)

    10421 Wateridge Circle, Suite 250 San Diego, CA                92121
        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (858) 909-1200


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

Approval of New Forms of Equity Award Agreements and Compensation Programs and Plans. On March 31, 2005, the Compensation Committee (the "Committee") of the Board of Directors of AmNet Mortgage, Inc. (the "Company") approved (i) the adoption of five new forms of equity award agreements for use under the Company's 2004 Equity Incentive Plan (the "Plan") and (ii) the adoption of three new cash compensation programs or plans. On April 4, 2005, the Board of Directors of the Company approved (i) the adoption of two new forms of equity award agreements for use under the Plan and (ii) revisions to the compensation terms for the Company's non-employee directors.

The following descriptions of the new forms of equity award agreements and compensation programs and plans are qualified in their entirety by reference to the actual forms of agreements, programs and plans that are attached as exhibits to this Current Report on Form 8-K and are hereby incorporated by reference.

         -Standard Restricted Stock Agreement. The Committee may, in its sole and absolute discretion, elect to grant restricted stock subject to this standard form of agreement. No monetary payment is required in exchange for an award of restricted stock pursuant to this form, instead, the Company may make awards of restricted stock for past services actually rendered and/or future services to be rendered to the Company. The restricted shares, to the extent unvested, shall be subject to forfeiture and may be held by the Company in an escrow account. If a change in control of the Company occurs, this standard form of restricted stock agreement will provide that the stock awarded pursuant to this form would become fully vested on the date of such change in control. A copy of this standard restricted stock agreement is attached as Exhibit10.27.

         -Long Term Incentive Plan Restricted Stock Agreement. The Committee may, in its sole and absolute discretion, elect to grant restricted stock subject to this form of agreement. No monetary payment is required in exchange for an award of restricted stock pursuant to this form, instead, the Company may make awards of restricted stock for past services actually rendered and/or future services to be rendered to the Company. The restricted shares, to the extent unvested, shall be subject to forfeiture and may be held by the Company in an escrow account. If a change in control of the Company occurs, this standard form of restricted stock agreement will provide that the stock awarded pursuant to this form would become fully vested on the date of such change in control. In addition, in the event of the awardees termination of employment without cause, voluntary resignation for good reason, or termination due to death or disability, the stock awarded pursuant to this form will also become fully vested on such termination date. A copy of this restricted stock agreement is attached as Exhibit 10.28.

         -Standard Restricted Stock Unit Agreement. The Committee may, in its sole and absolute discretion, elect to grant restricted stock units subject to this standard form of agreement. No monetary payment is required in exchange for an award of restricted stock units pursuant to this form, instead, the Company may make awards of restricted stock units for past services actually rendered and/or future services to be rendered to the Company. The restricted stock units, to the extent unvested, shall be subject to forfeiture, however, once such restricted stock units are vested, the Company shall issue to the awardee, in settlement of the restricted stock unit award, a number of shares of Company stock equal to the units vested. If a change in control of the Company occurs, this standard form of restricted stock unit agreement will provide that the restricted stock units awarded pursuant to this form would become vested and settled prior to the change in control in an amount determined by the years of service the awardee has provided to the Company as of the date of the change in control. A copy of this standard restricted stock unit agreement is attached as
Exhibit 10.29.

         -Executive Restricted Stock Unit Agreement. The Committee may, in its sole and absolute discretion, elect to grant restricted stock units subject to this executive form of agreement. No monetary payment is required in exchange for an award of restricted stock units pursuant to this form, instead, the Company may make awards of restricted stock units for past services actually rendered and/or future services to be rendered to the Company. The restricted stock units, to the extent unvested, shall be subject to forfeiture, however, once such restricted stock units are vested, the Company shall issue to the awardee, in settlement of the restricted stock unit award, a number of shares of Company stock equal to the units vested. If a change in control of the Company occurs, this form of restricted stock unit agreement will provide that the restricted stock units awarded pursuant to this form would become fully vested and be settled on the date of such change in control. A copy of this executive restricted stock unit agreement is attached as Exhibit 10.30.

         -Stock Option Agreement. The Committee may, in its sole and absolute discretion, elect to grant stock options subject to this form of agreement providing for single trigger acceleration upon a change in control. Any stock option granted pursuant to this form may be either an incentive stock option or nonstatutory stock option. The exercise price of any such stock option will always be at least equal to the fair market value of a share of Company stock on the date of grant. The vested portion of any stock option must be exercised, if at all, within one (1) month after the optionee's termination of employment. However, if the optionee terminates employment as a result of total and permanent disability or death, the option must be exercised, if at all, within six (6) months after such termination. If a change in control of the Company occurs, this single trigger form of stock option agreement will provide that the stock options granted pursuant to this form would become fully vested on the date of such change in control. A copy of this stock option agreement is attached as Exhibit10.31.

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         -2005 Executive Officer Annual Cash Bonus Program . The goal of this program is to provide an annual incentive to the Company's executive officers to maximize the Company's financial performance and achieve specified strategic and individual goals in 2005. As a threshold to the payment of bonuses for the year, the Company must achieve minimum financial targets. The CEO's bonus is based entirely on financials goals for the Company. Each other executive officer's bonus will be based primarily on financial goals for the Company and to a lesser extent on individual goals. If the target goals are met, the officers will receive a bonus payment equal to 90% (CEO) or 80% (other officers) of their base salary. If the targets are exceeded, each executive officer may earn a maximum bonus of up to 135% (CEO) or 120% (all other officers) of his or her base salary. If target goals are not met, the bonus will be reduced or no bonus may be awarded. A copy of this executive bonus program is attached as Exhibit 10.32.

         -Cash Long Term Incentive Program (2005-2006). This program was adopted under the Plan. The goal of this program is to provide long term incentives to the Company's executive officers and certain other officers to maximize the Company's financial performance. Under the program, the Committee has set two performance measurements for the two year performance period of 2005-2006. Prior to any award being granted under the program, the Company must meet or exceed a return on stockholders equity threshold set by the Committee. To determine the amount of an award, the Committee has set a target goal based on the Company's cumulative income before income taxes for the program period. If the target is met, the officers will receive an award payment equal to 50% (CEO), 33.3% (other executive officers) or 16.7% (other officers) of their base salary in effect at the beginning of the performance period. If the target is exceeded, each executive officer may earn a maximum award of up to 75% (CEO), 50% (all other executive officers) or 25% (other officers) of his or her base salary. At below target, lower awards may be earned however no awards will be granted at below 75% of the target. If a change in control occurs, the executive officers shall receive the amount that would be paid under the program upon achieving the target goal and other officers will receive amounts determined by the Committee in its discretion. All awards shall be paid in cash. A copy of this program is attached as Exhibit 10.33.

         -Cash Long Term Incentive Program (2005-2007). This program was adopted under the Plan. The goal of this program is to provide long term incentives to the Company's executive officers and certain other officers to maximize the Company's financial performance. Under the program, the Committee has set two performance measurements for the three year performance period of 2005-2007. Prior to any award being granted under the program, the Company must meet or exceed a return on stockholders equity threshold set by the Committee. To determine the amount of an award, the Committee has set a target goal based on the Company's cumulative income before income taxes for the program period. If the target is met, the officers will receive an award payment equal to 75%
(CEO), 50% (other executive officers) or 25% (other officers) of their base salary in effect at the beginning of the performance period. If the target is exceeded, each executive officer may earn a maximum award of up to 112.5% (CEO), 75% (all other executive officers) or 37.5% (other officers) of his or her base salary. At below target, lower awards may be earned however no awards will be granted at below 75% of the target. If a change in control occurs, the executive officers shall receive the amount that would be paid under the program upon achieving the target goal and other officers will receive amounts determined by the Committee in its discretion. All awards shall be paid in cash. A copy of this program is attached as Exhibit 10.34.

         -Director Stock Option Agreement. Any stock option granted to a non-employee director pursuant to the Plan shall be, until amended by the Committee, subject to the terms and conditions of this form. The stock options granted pursuant to this form shall be nonstatutory stock options. The exercise price of any such stock option will always be at least equal to the fair market value of a share of Company stock on the date of grant. The vested portion of any stock option must be exercised, if at all, within one (1) month after the director's termination of service. However, if the director terminates service as a result of total and permanent disability or death, the option must be exercised, if at all, within six (6) months after such termination. If a change in control of the Company occurs, this form of director stock option agreement will provide that the stock options granted pursuant to this form would become fully vested on the date of such change in control. A copy of this stock option agreement is attached as Exhibit 10.35.

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         -Director Restricted Stock Agreement. Any restricted stock granted to a non-employee director pursuant to the Plan shall be, until amended by the Committee, subject to the terms and conditions of this form. No monetary payment is required in exchange for an award of restricted stock pursuant to this form, instead, the Company may award directors shares of restricted stock for past services actually rendered and/or future services to be rendered to the Company. The restricted shares, to the extent unvested, shall be subject to forfeiture and may be held by the Company in an escrow account. If a change in control of the Company occurs, this form of director restricted stock agreement will provide that the stock awarded pursuant to this form would become fully vested on the date of such change in control. A copy of this restricted stock agreement is attached as Exhibit 10.36.

         Director Compensation Terms. Each non-employee director of our Company will be paid annual cash compensation of $22,000 with an additional $1,200 paid for attendance in person at a regularly scheduled board meeting, $1800 for attendance in person at a regularly scheduled Audit Committee meeting, $1,000 for attendance in person at a special board meeting or any committee meetings other than Audit Committee meetings, $600 for attending a regular board meeting telephonically and $500 for attending a special board meeting or any committee meeting telephonically. Committee chairpersons receive additional annual compensation as follows: Audit Committee, $5,000 and other committees $3,000. In addition, the directors will be paid at an hourly rate of $250 for time spent outside of meetings on board or committee matters other than in preparation for regularly scheduled board or committee meetings. All directors will be reimbursed for any expenses related to attendance at meetings of the Board or committees of the Board or our stockholders meeting. In addition to cash compensation, each non-employee director of our Company receives an initial equity grant of at the time he begins service as a director. The initial grant vests over a three-year period (one-third every twelve months). Thereafter, each non-employee director of our Company receives an annual equity grant to be awarded on the date of the annual meeting of our stockholders. Such grant vests after one year. The initial equity grant and the annual equity grant to the non-employee directors will consist of a restricted stock award of 2,300 shares and an option grant of 3,300 shares, with the option exercise price equal to the fair market value on the date of grant. A schedule of the compensation terms is attached as Exhibit 10.37.

Item 9.01 Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             10.27   Form of Restricted Stock Agreement

             10.28   Form of Long Term Incentive Plan Restricted Stock Agreement

             10.29   Form of Standard Restricted Stock Unit Agreement

             10.30   Form of Executive Restricted Stock Unit Agreement

             10.31   Form of Stock Option Agreement

             10.32   Executive Officer Annual Cash Bonus Program

             10.33   Cash Long Term Incentive Program (2005-2006)

             10.34   Cash Long Term Incentive Program (2005-2007)

             10.35   Form of Director Stock Option Agreement

             10.36   Form of Director Restricted Stock Agreement

             10. 37  Schedule of Director Compensation



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AmNet Mortgage, Inc.

Date:  April 6, 2005
                                        /s/ John Robbins
                                     -----------------------
                                          John Robbins
                                     Chief Executive Officer








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                                  EXHIBIT INDEX


        Exhibit No.                  Description
        -----------                  -----------
           10.27     Form of Restricted Stock Agreement
           10.28     Form of Long Term Incentive Plan Restricted Stock Agreement
           10.29     Form of Standard Restricted Stock Unit Agreement
           10.30     Form of Executive Restricted Stock Unit Agreement
           10.31     Form of Stock Option Agreement
           10.32     Executive Officer Annual Cash Bonus Program
           10.33     Cash Long Term Incentive Program (2005-2006)
           10.34     Cash Long Term Incentive Program (2005-2007)
           10.35     Form of Director Stock Option Agreement
           10.36     Form of Director Restricted Stock Agreement
           10.37     Schedule of Director Compensation




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